               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549




                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                          September 20, 1996




                 GILMER FINANCIAL SERVICES, INC.
 ----------------------------------------------------------------
     (Exact name of Registrant as specified in its Charter)




  Delaware                  0-25076                  72-2561513
- -----------------------------------------------------------------
State or other        (Commission File No.)         (IRS Employer
jurisdiction of                                    Identification
 incorporation)                                          Number)




218 West Cass Street, Gilmer, Texas                       75644
- -----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(903) 843-5525
                                                    -------------


                            N/A
- ----------------------------------------------------------------
 (Former name or former address, if changed since last report)

Item 5.  Other Events

    On September 20, 1996, the Registrant issued the attached press release announcing a stock repurchase program.

Item 7.  Financial Statements and Exhibits

         (a)  Exhibits

              99.  Press release dated September 20, 1996.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GILMER FINANCIAL SERVICES, INC.



Date: September 19, 1996        By:/S/GARY P. COOPER
      ------------------           -------------------------
                                   Gary P. Cooper, President
                                    and Chief Executive Officer

                       Index to Exhibits


Exhibit
Number
- -------

99             Press release dated September 20, 1996
